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WaxTech International, Inc.
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403 BRIARPARK HOUSTON, TEXAS 77042      713 339 1122          FAX: 713 339 1133


March 15, 2003


EnerTeck Chemical Corporation
10701 Corporate Drive, Suite 293
Stafford, Texas 77477

Dear Sirs:

WaxTech International Inc. hereby assigns the "Distribution Agreement" between Mitsubishi International Corporation and WaxTech International, Inc., (dated December 15, 2002, and attached) for sales of EnerTeck products and services; and waives any future rights, commissions or receivables arising from EnerTeck's sales to Mitsubishi International Corporation as a result of said Distribution Agreement. WaxTech International, Inc. and EnerTeck have entered into a separate "Warrant Purchase Agreement" as compensation to Waxtech for assignment of the subject Mitsubishi Distribution Agreement, and said assignment is predicated that "Warrant Purchase Agreement".

The above is authorized by the directors of WaxTech International and evidenced below by signature on behalf of WaxTech International, Inc.; and is effective this date. Please acknowledge EnerTeck's acceptance of this assignment with your countersignature below.


/s/_____________________________
V. Patrick Keating
President
Waxtech International, Inc.


/s/_____________________________
Derenda J. Keating

Secretary and CFO
WaxTech International, Inc.


/s/_____________________________
Dwaine D. Reese
Chairman and COO
EnerTeck Chemical Corporation